UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02608)

Exact name of registrant as specified in charter:	Putnam Money Market Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period:	October 1, 2012 — March 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PDDXX

Putnam Money Market Fund

Semiannual report
3|31|13

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Money Market
Fund

Semiannual report
3 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Consider these risks before investing: Money market funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other governmental agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, deterioration in the credit quality of issuers whose securities the fund holds or an increase in interest rates may impair the value of your investment, and it is possible to lose money by investing in this fund. The effects of inflation may erode the value of your investment over time. The values of money market investments usually rise and fall in response to changes in interest rates. Although the fund only buys high quality investments, investments backed by a letter of credit have the risk that the provider of the letter of credit will not be able to fulfill its obligations to the issuer.

Message from the Trustees

Dear Fellow Shareholder:

Many macroeconomic risks to global growth have diminished in recent months. A widespread financial collapse in Europe, an economic hard landing in China, and significant fallout from budget sequestration and the fiscal cliff in the United States have not come to pass. While these risks have not entirely dissipated, U.S. equity markets have managed to achieve record highs in the first quarter, recouping all of their losses from the 2008 financial crisis.

In the United States, corporate profits and balance sheets are strong. The Federal Reserve has pledged to keep interest rates at historic lows until the nation’s employment situation meaningfully improves. The U.S. housing market, a significant driver of GDP, has been steadily rebounding. And while the federal budget battle is not yet resolved, the markets appear to believe that Washington lawmakers will eventually reach a resolution.

At Putnam, our investment team employs a measured, balanced approach to managing risk while pursuing returns. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking to offer accessibility and current income with relatively low risk

For most people, keeping part of their savings in an easily accessible place is an essential part of an investment plan. Putnam Money Market Fund can play a valuable role in many investors’ portfolios because it seeks to provide stability of principal and liquidity to meet short-term needs. In addition, the fund aims to provide investors with current income at short-term rates.

Because it invests in high-quality short-term money market instruments, the fund’s risk of losing principal may be lower than that of other funds. It typically invests in securities that are rated in the highest or second-highest category of at least one nationally recognized rating service. The fund seeks as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. Money market fund yields typically rise and fall along with short-term interest rates. Money market funds may not track rates exactly, however, as securities in these funds mature and are replaced with newer instruments earning the most current interest rates.

Whether you want to earmark money for near-term expenses or future investment opportunities, or just stow away cash for a “rainy day,” this fund can be an appropriate choice.

Types of money market securities

Money market securities are issued by governments, government agencies, financial institutions, and established non-financial companies. Securities your fund invests in include:

Commercial paper Short-term unsecured loans issued by large corporations, typically for financing accounts receivable and inventories

Bank certificates of deposit Direct obligations of the issuing commercial bank or savings and loan association

Repurchase agreements (repos) Contracts in which one party sells a security to another party and agrees to buy it back later at a specified price; acts in economic terms as a secured loan

Government securities Direct short-term obligations of governments or government agencies; for example, U.S. Treasury bills

Variable-rate demand notes (VRDNs) Floating-rate securities with a long-term maturity, usually 20 or 30 years, that carry a coupon that resets every one or seven days, making them eligible for purchase by money market mutual funds

2	Money Market Fund	Money Market Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Class A shares do not bear an initial sales charge. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. Yield reflects current performance more closely than total return. Due to market volatility, current performance may be higher or lower than performance shown. See pages 2–3, 5, and 10–11 for additional performance information. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Money Market Fund

Interview with your fund’s portfolio managers

How would you characterize the market environment for the six months ended March 31, 2013?

Joanne: The financial markets saw broad improvement, as fears waned over the prospect of the eurozone’s demise and economic data suggested that China’s economy was beginning to reaccelerate. U.S. economic growth, bolstered by a recovering housing market, continued to show more strength, and corporations posted healthy profits. Japan also experienced a jolt of new life this past December in the wake of national elections and the installation of new political leadership, which raised hopes that an area marked by protracted economic and market weakness would see improvement. Economic weakness in Latin America, most notably in Brazil, and the Cyprus banking crisis did cause some unease in the final months of the reporting period, but investors were decidedly in a more upbeat mood.

How did Putnam Money Market Fund perform in this environment?

Jonathan: With the Federal Reserve’s efforts to stimulate economic growth by holding the benchmark federal funds rate near zero percent, where it has remained since December 2008, there was limited volatility across the money market sectors. Thus, Putnam Money Market Fund delivered performance that was generally in line with this interest-rate environment and the average

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/13. See pages 2–4 and 10–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

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return for its Lipper peer group for the six months ended March 31, 2013. At period-end, the fund’s weighted average days to maturity stood at 43 days.

Could you bring us up to date with regard to the Securities and Exchange Commission’s [SEC’s] efforts to improve the functioning of the money markets?

Joanne: The SEC strongly believes that retail and institutional money market funds still remain a concern with regard to the stability of the financial system. Regulators feel that the amendments to Rule 2a-7 under the Investment Company Act of 1940 that were implemented three years ago did not go far enough to avoid major market disruptions, such as we saw in September 2008, when the value of the Reserve Primary Fund’s shares fell below $1.00 and precipitated a surge in money market redemptions.

Last year, the SEC laid out three proposals to further reform the money market sector. They included imposing a floating net asset value [NAV] on money market funds, meaning that funds would no longer rely upon amortized cost pricing and would convert to a mark-to-market model as used in other mutual funds. The second proposal would require money market funds to maintain a capital buffer, which would be funded either by the fund’s advisor injecting capital into a fund or the fund withholding earnings from investors to build a cushion over time. The third proposal would require funds to hold back a stated percentage of any redemption being made, which would be returned after a period of time.

These proposals were tabled in August 2012 as the SEC did not have the necessary votes to pass the measures. In addition to being expensive and difficult to implement, there was some debate as to whether these

Allocations are represented as a percentage of portfolio market value. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Money Market Fund

solutions would adequately reduce the propensity of institutional money market fund investors to withdraw their investments in a financial crisis. Subsequently, as a result of the Dodd-Frank Financial Reform Act, the Financial Stability Oversight Council [FSOC] was created in part to recommend financial reforms and encourage the SEC to propose and/or adopt such reforms. Another option that was recently introduced by regulators would impose redemption fees at times of market stress to limit shareholder redemptions. At some point this year, new regulations — initiated by either the SEC or FSOC — may be enacted. We’ll continue to closely monitor developments and their impact on our shareholders.

What was your strategy to capture income in such a low-rate environment?

Jonathan: The fund’s overall strategy remains focused on pursuing stability and liquidity by investing in commercial paper, repurchase agreements, and U.S. Treasury securities. We continue to feel positive about several issuers and selectively added to the fund’s credit exposure by investing in corporate notes issued by entities in Canada, Australia, Japan, and the more economically viable Nordic countries in northern Europe. In addition, we increased the fund’s exposure to repurchase agreements collateralized by U.S. government agency mortgage-backed securities. The repurchase agreements we enter into are typically executed with what we believe are high-quality counterparties and are collateralized by agency mortgage-backed

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s portfolio market value. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Money Market Fund	7

securities and investment-grade corporate bonds. These agreements offered attractive yields during the period due to increased supply and the Fed’s “Operation Twist,” a large-scale fixed-income asset purchase program designed to keep downward pressure on longer-term interest rates to provide economic stimulus. While Operation Twist has ended, rates offered by repurchase agreements have remained competitive, as the supply of available collateral increased in advance of tax receipts. As always, we will be diligent in our fundamental credit research process in an effort to avoid exposure to securities that might pose a risk to the fund.

Which fund holdings exemplified your strategy during the period?

Joanne: We think that the underlying bank fundamentals continue to improve and, accordingly, have invested in what we believe are large, creditworthy banks, such as JPMorgan Chase Bank, National Australia Bank, and Toronto-Dominion Bank. We believe asset-quality measures are showing improving trends and profits are being retained to help build capital. In our opinion, these positive developments are somewhat offset by the banks’ underlying revenue weakness with soft loan demand, pressured interest margins, and ongoing regulatory pressure on fee business. Given the ongoing sovereign debt stress in Europe, we have limited the fund’s exposure to the eurozone.

We also purchased commercial paper issued by Toyota Motor Credit Corp., which operates across the consumer finance, dealer finance, commercial finance, and insurance markets. Toyota is benefiting from the continued recovery in industrywide vehicle sales across the United States as well as from favorable new product launches and the continued inventory restocking related to previous disruptions in supply chains from the tsunami-earthquake natural disaster in 2011.

We continue to find attractive opportunities in the first-tier corporate and asset-backed commercial paper [ABCP] market. The ABCP issuers that we consider safe and appropriate investments for the fund must be backed by diverse, high-quality financial assets, such as trade receivables, commercial loans, auto loans, mortgage loans, and other asset types. These issuers must maintain ample third-party structural support and have strong management and sponsorship. Thunder Bay Funding and Jupiter Securitization exemplify our strategy in this sector.

Are U.S. interest rates likely to remain “range-bound”?

Jonathan: In our opinion, it appears likely that short-term interest rates will remain in a range for the near future until we see evidence of a shift in Fed monetary policy. In September 2012, the Federal Reserve launched “QE3,” a bond-buying program authorized to purchase up to $40 billion of agency mortgage-backed securities per month. Not long after, in December, the Fed replaced the expiring “Operation Twist” with an additional unlimited round of easing, targeting up to $45 billion worth of intermediate- and longer-term Treasuries per month — with no apparent intent of stopping so long as inflation remains below 2.5% and unemployment stays above 6.5%. These kinds of explicit targets are rare coming from the Fed and, we believe, provide some welcome insight as to when the Fed is likely to begin shifting to a more neutral monetary stance. With the March 2012 unemployment rate at 7.6%, we believe a near-term change in monetary policy by the Fed is unlikely.

Given the challenges of a low-interest-rate environment, we will continue to maintain the fund’s conservative positioning with a bias toward safety and liquidity as we search for income further out on the money market yield curve.

8	Money Market Fund

Thank you, Joanne and Jonathan, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joanne M. Driscoll has an M.B.A. from the Northeastern College of Business Administration and a B.S. from Westfield State College. A CFA charterholder, Joanne joined Putnam in 1995 and has been in the investment industry since 1992.

Portfolio Manager Jonathan M. Topper has a B.A. from Northeastern University. He has been in the investment industry since he joined Putnam in 1990.

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a recent report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

Money Market Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/13

	Class A	Class B		Class C		Class M	Class R	Class T
(inception dates)	(10/1/76)	(4/27/92)		(2/1/99)		(12/8/94)	(1/21/03)	(12/31/01)

	Net					Net	Net	Net
	asset	Before	After	Before	After	asset	asset	asset
	value	CDSC	CDSC	CDSC	CDSC	value	value	value

Annual average
(life of fund)	5.38%	4.91%	4.91%	4.91%	4.91%	5.24%	4.90%	5.14%

10 years	18.13	14.57	14.57	14.57	14.57	17.02	14.77	16.30
Annual average	1.68	1.37	1.37	1.37	1.37	1.58	1.39	1.52

5 years	2.13	1.56	–0.44	1.56	1.56	1.94	1.56	1.82
Annual average	0.42	0.31	–0.09	0.31	0.31	0.38	0.31	0.36

3 years	0.06	0.06	–2.94	0.06	0.06	0.06	0.06	0.06
Annual average	0.02	0.02	–0.99	0.02	0.02	0.02	0.02	0.02

1 year	0.01	0.01	–4.99	0.01	–0.99	0.01	0.01	0.01

6 months	0.00	0.00	–5.00	0.00	–1.00	0.00	0.00	0.00

	Net					Net	Net	Net
Current yield	asset	Before	After	Before	After	asset	asset	asset
(end of period)*	value	CDSC	CDSC	CDSC	CDSC	value	value	value

Current 7-day yield
(with expense limitation)	0.01%	0.01%	—	0.01%	—	0.01%	0.01%	0.01%

Current 7-day yield
(without expense limitation)	–0.34	–0.84	—	–0.83	—	–0.48	–0.83	–0.58

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. None of the share classes carry an initial sales charge. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns reflect a 1% CDSC for the first year that is eliminated thereafter. Class A, M, R, and T shares generally have no CDSC. Performance for class B, C, M, R, and T shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares.

* The 7-day yield is the most common gauge for measuring money market mutual fund performance. Yield reflects current performance more closely than total return.

For a portion of the periods, the fund had expense limitations, without which returns and yields would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Money Market Fund

Comparative Lipper returns For periods ended 3/31/13

Lipper Money Market Funds
category average*

Annual average (life of fund)	5.43%

10 years	15.29
Annual average	1.43

5 years	1.58
Annual average	0.31

3 years	0.06
Annual average	0.02

1 year	0.02

6 months	0.01

Lipper results should be compared to fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/13, there were 238, 236, 221, 214, 180 and 13 funds, respectively, in this Lipper category.

Fund distribution information For the six-month period ended 3/31/13

Distributions	Class A	Class B	Class C	Class M	Class R	Class T

Number	6	6	6	6	6	6

Income	$0.000050	$0.000050	$0.000050	$0.000050	$0.000050	$0.000050

Capital gains	—	—	—	—	—	—

Total	$0.000050	$0.000050	$0.000050	$0.000050	$0.000050	$0.000050

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

Money Market Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class T

Total annual operating expenses
for the fiscal year ended 9/30/12	0.52%	1.02%	1.02%	0.67%	1.02%	0.77%

Annualized expense ratio for
the six-month period ended
3/31/13*	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects a voluntary waiver of certain fund expenses.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2012, to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$1.10	$1.10	$1.10	$1.10	$1.10	$1.10

Ending value (after expenses)	$1,000.05	$1,000.05	$1,000.05	$1,000.05	$1,000.05	$1,000.05

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Money Market Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2013, use the following calculation method. To find the value of your investment on October 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class T

Expenses paid per $1,000*†	$1.11	$1.11	$1.11	$1.11	$1.11	$1.11

Ending value (after expenses)	$1,023.83	$1,023.83	$1,023.83	$1,023.83	$1,023.83	$1,023.83

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. Net asset values fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares generally are fund shares purchased with an initial sales charge. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class A shares from another Putnam fund. Exchange of your fund’s class A shares into another fund may involve a sales charge, however.

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares generally are fund shares that have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. In the case of your fund, which has no sales charge, the reference is to shares purchased or acquired through the exchange of class M shares from another Putnam fund. Exchange of your fund’s class M shares into another fund may involve a sales charge, however.

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class T shares are not subject to an initial sales charge or CDSC (except on certain redemptions of shares acquired by exchange of shares of another Putnam fund bought without an initial sales charge); however, they are subject to a 12b-1 fee.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Lipper Money Market Funds category average is an arithmetic average of the total return of all money market mutual funds tracked by Lipper.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

14	Money Market Fund

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2013, Putnam employees had approximately $377,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Money Market Fund

The fund’s portfolio 3/31/13 (Unaudited)

	Principal
REPURCHASE AGREEMENTS (35.9%)*	amount	Value

Interest in $336,500,000 joint tri-party repurchase agreement dated
3/28/13 with Citigroup Global Markets, Inc. due 4/1/13 — maturity value of $92,042,148 for an effective yield of 0.21% (collateralized by various mortgage backed securities with coupon rates ranging from 1.745% to 6.00%
and due dates ranging from 1/1/18 to 3/1/43, valued at $343,230,000)	$92,040,000	$92,040,000

Interest in $315,000,000 joint tri-party term repurchase agreement dated
3/27/13 with Citigroup Global Markets, Inc. due 4/3/13 — maturity value of $29,000,564 for an effective yield of 0.10% (collateralized by various mortgage backed securities with coupon rates ranging from 2.779% to 4.50%
and due dates ranging from 12/1/20 to 2/1/43, valued at $321,612,966)	29,000,000	29,000,000

Interest in $77,700,000 joint tri-party repurchase agreement dated
3/28/13 with Credit Suisse Securities (USA), LLC due 4/1/13 — maturity value of $17,925,518 for an effective yield of 0.26% (collateralized by various mortgage backed securities, foreign government bonds and notes and corporate bonds and notes with coupon rates ranging from 0.631%
to 11.375% and due dates ranging from 3/7/14 to 12/15/47, valued
at $81,261,284)	17,925,000	17,925,000

Interest in $110,000,000 joint tri-party repurchase agreement dated
3/28/13 with Deutsche Bank Securities, Inc. due 4/1/13 — maturity value of
$96,232,673 for an effective yield of 0.25% (collateralized by a U.S. Treasury
Bond with a coupon rate of 4.50% and a due date of 5/15/38, valued
at $112,200,100)	96,230,000	96,230,000

Interest in $33,000,000 joint tri-party term repurchase agreement dated
3/26/13 with Deutsche Bank Securities, Inc. due 4/2/13 — maturity value of $29,000,733 for an effective yield of 0.13% (collateralized by various mortgage backed securities with coupon rates ranging from 2.11% to 6.50%
and due dates ranging from 3/1/20 to 9/1/42, valued at $33,660,000)	29,000,000	29,000,000

Interest in $175,000,000 joint tri-party repurchase agreement dated
3/28/13 with Goldman Sach & Co. due 4/1/13 — maturity value of
$92,042,148 for an effective yield of 0.21% (collateralized by various mortgage backed securities with coupon rates ranging from 2.263% to 7.00%
and due dates ranging from 6/1/19 to 4/1/43, valued at $178,500,000)	92,040,000	92,040,000

Interest in $461,568,000 joint tri-party repurchase agreement dated
3/28/13 with RBC Capital Markets, LLC due 4/1/13 — maturity value of $92,043,250 for an effective yield of 0.22% (collateralized by various mortgage backed securities with coupon rates ranging from 3.50% to 4.00%
and due dates ranging from 1/1/42 to 5/1/42, valued at $470,802,237)	92,041,000	92,041,000

Interest in $100,000,000 joint tri-party term repurchase agreement dated
3/28/13 with JPMorgan Securities, Inc. due 4/4/13 — maturity value of $29,000,733 for an effective yield of 0.13% (collateralized by various mortgage backed securities with coupon rates ranging from 3.00% to 4.00%
and due dates ranging from 2/1/27 to 1/1/43, valued at $102,000,786)	29,000,000	29,000,000

Interest in $47,845,000 joint tri-party term repurchase agreement dated
3/7/13 with Merrill Lynch & Co., Inc. due 6/5/13 — maturity value of
$14,406,840 for an effective yield of 0.19% (collateralized by various
U.S. Treasury Notes with a coupon rate of 0.25% and due dates ranging from
12/15/14 to 2/15/15, valued at $48,802,795)	14,400,000	14,400,000

Interest in $29,000,000 tri-party term repurchase agreement dated
3/27/12 with Barclays Capital, Inc. due 4/3/13 — maturity value of
$29,000,508 for an effective yield of 0.09% (collateralized by various mortgage backed securities with coupon rates ranging from 2.50% to 5.50%
and due dates ranging from 2/1/21 to 12/1/42, valued at $29,580,000)	29,000,000	29,000,000

Total repurchase agreements (cost $520,676,000)		$520,676,000

Money Market Fund	17

		Maturity	Principal
COMMERCIAL PAPER (18.2%)*	Yield (%)	date	amount	Value

Australia & New Zealand Banking Group,
Ltd. (Australia)	0.210	4/15/13	$12,000,000	$11,999,020

Bank of Nova Scotia (Canada)	0.230	9/9/13	16,000,000	15,983,542

Barclays Bank PLC 144A, Ser. 10-1 (United Kingdom)	0.170	4/18/13	7,500,000	7,499,398

Canada (Government of) (Canada)	0.170	10/9/13	7,350,000	7,343,371

COFCO Capital Corp. (Rabobank Nederland,
NY Branch (LOC))	0.320	4/5/13	14,500,000	14,499,484

Commonwealth Bank of Australia 144A (Australia)	0.260	6/17/13	12,550,000	12,543,021

DnB Bank ASA (Norway)	0.285	7/8/13	13,100,000	13,089,837

DnB Bank ASA 144A (Norway)	0.270	8/7/13	9,000,000	8,991,360

Export Development Canada (Canada)	0.200	4/23/13	6,700,000	6,699,181

General Electric Capital Corp.	0.230	7/22/13	17,300,000	17,287,621

HSBC USA, Inc. (United Kingdom)	0.601	4/4/13	4,700,000	4,699,883

HSBC USA, Inc. (United Kingdom)	0.371	8/16/13	9,175,000	9,162,081

HSBC USA, Inc. (United Kingdom)	0.290	7/10/13	5,155,000	5,150,847

ICICI Bank, Ltd./Hong Kong (Hong Kong)	0.321	7/23/13	14,725,000	14,710,210

Nordea North America Inc./DE (Sweden)	0.250	6/10/13	2,200,000	2,198,931

Roche Holdings, Inc. (Switzerland)	0.125	5/15/13	14,600,000	14,597,769

Roche Holdings, Inc. (Switzerland)	0.120	5/13/13	7,500,000	7,498,950

Royal Bank of Scotland Holdings (USA), Inc.	0.130	4/10/13	7,300,000	7,299,763

Standard Chartered Bank/New York	0.260	7/1/13	5,350,000	5,346,484

Standard Chartered Bank/New York 144A	0.290	4/9/13	9,250,000	9,249,404

State Street Corp.	0.200	8/8/13	14,000,000	13,989,967

Sumitomo Mitsui Banking Corp. (Japan)	0.260	4/9/13	2,250,000	2,249,870

Sumitomo Mitsui Banking Corp. (Japan)	0.240	4/11/13	6,900,000	6,899,540

Toyota Credit Canada, Inc. (Canada)	0.220	5/14/13	6,925,000	6,923,180

Toyota Motor Credit Corp.	0.230	5/29/13	7,000,000	6,997,406

Toyota Motor Credit Corp.	0.210	5/16/13	8,175,000	8,172,854

Wal-Mart Stores, Inc.	0.110	4/29/13	10,500,000	10,499,102

Westpac Banking Corp. 144A (Australia)	0.591	8/12/13	12,400,000	12,386,486

Total commercial paper (cost $263,968,562)				$263,968,562

		Maturity	Principal
U.S. TREASURY OBLIGATIONS (11.0%)*	Yield (%)	date	amount	Value

U.S. Treasury Bills	0.147	1/9/14	$18,100,000	$18,078,657

U.S. Treasury Bills	0.147	5/2/13	15,000,000	14,998,024

U.S. Treasury Bills	0.139	4/4/13	35,000,000	34,999,592

U.S. Treasury Bills	0.129	8/22/13	7,300,000	7,296,230

U.S. Treasury Bills	0.119	7/25/13	15,650,000	15,644,001

U.S. Treasury Bills	0.109	7/5/13	18,100,000	18,094,746

U.S. Treasury Notes [k]	3.500	5/31/13	16,000,000	16,087,277

U.S. Treasury Notes [k]	0.625	4/30/13	34,250,000	34,262,640

Total U.S. treasury obligations (cost $159,461,167)				$159,461,167

18	Money Market Fund

		Maturity	Principal
ASSET-BACKED COMMERCIAL PAPER (10.2%)*	Yield (%)	date	amount	Value

Alpine Securitization Corp. (Switzerland)	0.160	4/17/13	$7,250,000	$7,249,484

Chariot Funding, LLC	0.180	6/20/13	14,250,000	14,244,300

Chariot Funding, LLC	0.180	5/6/13	7,610,000	7,608,668

Fairway Finance, LLC (Canada)	0.200	4/10/13	6,800,000	6,799,660

Fairway Finance, LLC 144A (Canada)	0.000	4/9/13	6,300,000	6,300,000

Gotham Funding Corp. (Japan)	0.200	6/14/13	7,550,000	7,546,896

Gotham Funding Corp. (Japan)	0.200	4/15/13	14,100,000	14,098,903

Jupiter Securitization Co., LLC	0.180	6/6/13	4,750,000	4,748,433

Jupiter Securitization Co., LLC	0.180	5/28/13	17,000,000	16,995,155

Manhattan Asset Funding Co., LLC (Japan)	0.200	5/16/13	5,400,000	5,398,650

Old Line Funding, LLC	0.190	4/9/13	2,400,000	2,399,899

Old Line Funding, LLC	0.180	4/22/13	4,300,000	4,299,549

Straight-A Funding, LLC 144A, Ser. 1	0.190	4/17/13	16,250,000	16,248,628

Straight-A Funding, LLC 144A, Ser. 1	0.190	4/9/13	4,600,000	4,599,806

Thunder Bay Funding, LLC	0.200	4/18/13	1,370,000	1,369,871

Thunder Bay Funding, LLC	0.190	4/23/13	5,600,000	5,599,350

Thunder Bay Funding, LLC	0.150	4/25/13	7,500,000	7,499,250

Thunder Bay Funding, LLC 144A	0.190	4/19/13	7,500,000	7,499,288

Working Capital Management Co. (Japan)	0.210	4/16/13	7,444,000	7,443,349

Total asset-backed commercial paper (cost $147,949,139)				$147,949,139

	Interest	Maturity	Principal
CERTIFICATES OF DEPOSIT (8.8%)*	rate (%)	date	amount	Value

Bank of America, NA, Ser. GLOB	0.200	4/22/13	$7,500,000	$7,500,000

Bank of Montreal/Chicago, IL FRN (Canada)	0.424	6/21/13	9,250,000	9,250,000

Bank of Nova Scotia/Houston FRN	0.630	9/17/13	5,500,000	5,508,182

Canadian Imperial Bank of Commerce/New York,
NY FRN (Canada)	0.321	4/26/13	15,000,000	15,000,000

Citibank, NA	0.180	4/9/13	7,350,000	7,350,000

JPMorgan Chase Bank	0.250	9/18/13	6,360,000	6,360,000

National Australia Bank, Ltd. (Australia)	0.258	5/20/13	14,200,000	14,200,000

National Australia Bank, Ltd./New York
FRN (Australia)	0.382	4/24/13	8,350,000	8,350,000

Nordea Bank Finland PLC/New York	0.250	9/12/13	19,525,000	19,525,000

Svenska Handelsbanken/New York, NY (Sweden)	0.255	7/15/13	14,750,000	14,751,502

Toronto-Dominion Bank/NY (Canada)	0.305	7/19/13	8,000,000	8,001,813

Toronto-Dominion Bank/NY FRN (Canada)	0.302	10/21/13	12,500,000	12,500,000

Total certificates of deposit (cost $128,296,497)				$128,296,497

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (5.4%)*	rate (%)	date	amount	Value

Australia & New Zealand Banking Group, Ltd. 144A sr.
unsec. notes FRN (Australia)	0.343	4/12/13	$10,520,000	$10,520,916

HSBC Bank PLC 144A sr. unsec. notes
(United Kingdom)	1.625	8/12/13	3,490,000	3,506,458

JPMorgan Chase & Co. sr. unsec. notes	4.750	5/1/13	15,800,000	15,858,508

Royal Bank of Canada 144A sr. unsec. notes
FRN (Canada) M	0.683	5/15/14	29,425,000	29,425,100

Money Market Fund	19

	Interest	Maturity	Principal
CORPORATE BONDS AND NOTES (5.4%)* cont.	rate (%)	date	amount	Value

Toronto-Dominion Bank (The) sr. unsec. notes FRN
Ser. MTN (Canada)	0.481	7/26/13	$1,700,000	$1,701,250

Wachovia Corp. sr. unsec. notes MTN, Ser. G	5.700	8/1/13	3,803,000	3,870,998

Wachovia Corp. sr. unsec. notes MTN, Ser. G	5.500	5/1/13	3,700,000	3,715,831

Westpac Banking Corp. 144A sr. unsec. notes
FRN (Australia)	0.701	6/14/13	10,000,000	10,006,884

Total corporate bonds and notes (cost $78,605,945)				$78,605,945

		Maturity	Principal
MUNICIPAL BONDS AND NOTES (4.4%)*	Yield (%)	date	amount	Value

American University Commercial
Paper, Ser. A	0.170	6/10/13	$8,000,000	$7,997,356

Catholic Health Initiatives Commercial
Paper, Ser. A	0.160	5/21/13	4,000,000	3,999,111

Duke University Commercial
Paper, Ser. B-98	0.170	6/13/13	12,675,000	12,670,631

Harris County, Health Facilities
Development Authority VRDN (Texas
Childrens Hospital), Ser. B-1 M	0.120	10/1/29	3,665,000	3,665,000

Johns Hopkins University Commercial
Paper, Ser. C	0.170	6/25/13	5,000,000	5,000,000

Johns Hopkins University Commercial
Paper, Ser. C	0.170	6/19/13	5,290,000	5,290,000

Kentucky State Economic Development
Finance Authority VRDN (Catholic Health
Initiatives), Ser. C M	0.110	5/1/34	11,000,000	11,000,000

Trinity Health Corporation
Commercial Paper	0.160	4/2/13	9,100,000	9,099,960

Wake County, VRDN, Ser. B M	0.130	3/1/24	1,500,000	1,500,000

Wisconsin State Health & Educational
Facilities Authority VRDN (Wheaton
Franciscan Services), Ser. B (U.S. Bank,
NA (LOC)) M	0.110	8/15/33	4,100,000	4,100,000

Total municipal bonds and notes (cost $64,322,058)				$64,322,058

SHORT-TERM INVESTMENT FUND (4.0%)*	Shares	Value

Putnam Money Market Liquidity Fund 0.12% L	58,000,000	$58,000,000

Total short-term investment fund (cost $58,000,000)		$58,000,000

	Interest	Maturity	Principal
U.S. GOVERNMENT AGENCY OBLIGATIONS (2.1%)*	rate (%)	date	amount	Value

Federal Home Loan Bank sr. unsec. notes	0.170	9/20/13	$14,900,000	$14,899,649

Federal Home Loan Bank unsec. notes	0.400	7/9/13	7,000,000	7,004,733

Federal National Mortgage Association unsec. notes	0.500	8/9/13	9,000,000	9,010,994

Total U.S. government agency obligations (cost $30,915,376)				$30,915,376

TOTAL INVESTMENTS

Total investments (cost $1,452,194,744)				$1,452,194,744

20	Money Market Fund

Key to holding’s abbreviations

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

LOC Letter of Credit

MTN Medium Term Notes

VRDN Variable Rate Demand Notes, which are floating-rate securities with long-term maturities, that carry coupons that reset every one or seven days. The rate shown is the current interest rate at the close of the reporting period.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through March 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,450,185,774.

k The rates shown are the current interest rates at the close of the reporting period.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

M The security’s effective maturity date is less than one year.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	75.0%	Switzerland	2.0%

Canada	8.7	Norway	1.5

Australia	5.5	Sweden	1.2

Japan	3.0	Hong Kong	1.0

United Kingdom	2.1	Total	100.0%

Money Market Fund	21

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed commercial paper	$—	$147,949,139	$—

Certificates of deposit	—	128,296,497	—

Commercial paper	—	263,968,562	—

Corporate bonds and notes	—	78,605,945	—

Municipal bonds and notes	—	64,322,058	—

Repurchase agreements	—	520,676,000	—

Short-term investment fund	58,000,000	—	—

U.S. government agency obligations	—	30,915,376	—

U.S. treasury obligations	—	159,461,167	—

Totals by level	$58,000,000	$1,394,194,744	$—

The accompanying notes are an integral part of these financial statements.

22	Money Market Fund

Statement of assets and liabilities 3/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (at amortized cost)	$873,518,744
Affiliated issuers (identified cost $58,000,000) (Note 5)	58,000,000
Repurchase agreements (identified cost $520,676,000)	520,676,000

Cash	362

Interest and other receivables	1,032,542

Receivable for shares of the fund sold	3,578,003

Total assets	1,456,805,651

LIABILITIES

Distributions payable to shareholders	4,528

Payable for shares of the fund repurchased	5,534,466

Payable for compensation of Manager (Note 2)	13,803

Payable for investor servicing fees (Note 2)	404,864

Payable for custodian fees (Note 2)	6,363

Payable for Trustee compensation and expenses (Note 2)	461,459

Payable for administrative services (Note 2)	5,351

Other accrued expenses	189,043

Total liabilities	6,619,877

Net assets	$1,450,185,774

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,451,430,329

Undistributed net investment income (Note 1)	123

Accumulated net realized loss on investments (Note 1)	(1,244,678)

Total — Representing net assets applicable to capital shares outstanding	$1,450,185,774

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value, offering price and redemption price per class A share
($1,339,278,995 divided by 1,342,075,781 shares)	$1.00

Net asset value and offering price per class B share ($15,234,871 divided by 15,267,253 shares)*	$1.00

Net asset value and offering price per class C share ($21,250,288 divided by 21,293,754 shares)*	$1.00

Net asset value, offering price and redemption price per class M share
($27,051,994 divided by 27,106,421 shares)	$1.00

Net asset value, offering price and redemption price per class R share
($26,388,419 divided by 26,441,508 shares)	$1.00

Net asset value, offering price and redemption price per class T share
($20,981,207 divided by 21,024,942 shares)	$1.00

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Money Market Fund	23

Statement of operations Six months ended 3/31/13 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $953 from investments in affiliated issuers) (Note 5)	$1,688,158

EXPENSES

Compensation of Manager (Note 2)	2,180,377

Investor servicing fees (Note 2)	1,223,594

Custodian fees (Note 2)	11,956

Trustee compensation and expenses (Note 2)	81,464

Distribution fees (Note 2)	200,889

Administrative services (Note 2)	25,277

Other	308,803

Fees waived and reimbursed by Manager (Note 2)	(2,413,113)

Total expenses	1,619,247

Expense reduction (Note 2)	(5,727)

Net expenses	1,613,520

Net investment income	74,638

Net realized gain on investments (Notes 1 and 3)	21,000

Net gain on investments	21,000

Net increase in net assets resulting from operations	$95,638

The accompanying notes are an integral part of these financial statements.

24	Money Market Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/13*	Year ended 9/30/12

Operations:
Net investment income	$74,638	$170,971

Net realized gain on investments	21,000	115,951

Net increase in net assets resulting from operations	95,638	286,922

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(68,911)	(156,652)

Class B	(840)	(2,153)

Class C	(1,114)	(2,759)

Class M	(1,397)	(2,888)

Class R	(1,080)	(1,955)

Class T	(1,165)	(2,963)

Decrease from capital share transactions (Note 4)	(62,801,012)	(369,097,072)

Total decrease in net assets	(62,779,881)	(368,979,520)

NET ASSETS

Beginning of period	1,512,965,655	1,881,945,175

End of period (including undistributed net investment
income of $123 and distributions in excess of net investment
income of $8, respectively)	$1,450,185,774	$1,512,965,655

* Unaudited

The accompanying notes are an integral part of these financial statements.

Money Market Fund	25

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
												investment
												income
	Net asset										Ratio	(loss)
	value,		Net realized	Total from	From				Total return	Net assets,	of expenses	to average
	beginning	Net investment	gain (loss)	investment	net investment	From	Total	Net asset value,	at net asset	end of period	to average	net assets
Period ended	of period	income (loss)	on investments	operations	income	return of capital	distributions	end of period	value (%) [a]	(in thousands)	net assets (%) [b]	(%)

Class A
March 31, 2013**	$1.00	— [c]	— [c]	— [c]	— [c]	—	— [c]	$1.00	—*[d]	$1,339,279	.11*[e]	—*[e,f]
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	1,398,514	.23 [e]	.01 [e]
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	1,739,458	.22 [e]	.01 [e]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	2,131,331	.32 [e]	— [e,f]
September 30, 2009	1.00	.0091	(.0001)	.0090	(.0086)	—	(.0086)	1.00	.86	2,482,270	.56 [e,g]	.98 [e,g]
September 30, 2008	1.00	.0327	(.0002)	.0325	(.0325)	(.0004)	(.0329)	1.00	3.35	3,212,674	.56 [g]	3.28 [g]

Class B
March 31, 2013**	$1.00	— [c]	— [c]	— [c]	— [c]	—	— [c]	$1.00	—*[d]	$15,235	.11*[e]	—*[e,f]
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	18,000	.23 [e]	.01 [e]
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	27,668	.22 [e]	.01 [e]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	37,121	.32 [e]	.01 [e]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	66,020	.91 [e,g]	.68 [e,g]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	99,244	1.06 [g]	2.83 [g]

Class C
March 31, 2013**	$1.00	— [c]	— [c]	— [c]	— [c]	—	— [c]	$1.00	—*[d]	$21,250	.11*[e]	—*[e,f]
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	23,037	.23 [e]	.01 [e]
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	31,073	.22 [e]	.01 [e]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	21,991	.32 [e]	— [e,f]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	27,757	.89 [e,g]	.62 [e,g]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	30,609	1.06 [g]	2.66 [g]

Class M
March 31, 2013**	$1.00	— [c]	— [c]	— [c]	— [c]	—	— [c]	$1.00	—*[d]	$27,052	.11*[e]	—*[e,f]
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	28,559	.23 [e]	.01 [e]
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	31,296	.22 [e]	.01 [e]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	35,999	.32 [e]	— [e,f]
September 30, 2009	1.00	.0080	(.0001)	.0079	(.0074)	—	(.0074)	1.00	.74	46,293	.68 [e,g]	.83 [e,g]
September 30, 2008	1.00	.0312	(.0002)	.0310	(.0310)	(.0004)	(.0314)	1.00	3.19	53,452	.71 [g]	3.07 [g]

Class R
March 31, 2013**	$1.00	— [c]	— [c]	— [c]	— [c]	—	— [c]	$1.00	—*[d]	$26,388	.11*[e]	—*[e,f]
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	19,425	.23 [e]	.01 [e]
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	18,508	.22 [e]	.01 [e]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	16,283	.32 [e]	— [e,f]
September 30, 2009	1.00	.0060	(.0001)	.0059	(.0054)	—	(.0054)	1.00	.54	12,589	.84 [e,g]	.43 [e,g]
September 30, 2008	1.00	.0277	(.0002)	.0275	(.0276)	(.0003)	(.0279)	1.00	2.83	5,564	1.06 [g]	2.54 [g]

Class T
March 31, 2013**	$1.00	— [c]	— [c]	— [c]	— [c]	—	— [c]	$1.00	—*[d]	$20,981	.11*[e]	.01*[e]
September 30, 2012	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	25,430	.23 [e]	.01 [e]
September 30, 2011	1.00	.0001	.0001	.0002	(.0001)	—	(.0001)	1.00	.01	33,941	.22 [e]	.01 [e]
September 30, 2010	1.00	.0001	(.0003)	(.0002)	(.0005)	—	(.0005)	1.00	.06	31,034	.32 [e]	— [e,f]
September 30, 2009	1.00	.0073	(.0001)	.0072	(.0067)	—	(.0067)	1.00	.67	39,088	.74 [e,g]	.64 [e,g]
September 30, 2008	1.00	.0302	(.0002)	.0300	(.0300)	(.0004)	(.0304)	1.00	3.08	20,037	.81 [g]	2.93 [g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

26	Money Market Fund	Money Market Fund	27

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.0001 per share.

d Amount represents less than 0.01%.

e Reflects a voluntary waiver of certain fund expenses in effect during the period relating to the enhancement of certain annualized net yields of the fund. As a result of such waivers, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	3/31/13	9/30/12	9/30/11	9/30/10	9/30/09

Class A	0.15%	0.29%	0.28%	0.20%	0.02%

Class B	0.40	0.79	0.78	0.70	0.17

Class C	0.40	0.79	0.78	0.70	0.19

Class M	0.22	0.44	0.43	0.35	0.05

Class R	0.40	0.79	0.78	0.70	0.24

Class T	0.27	0.54	0.53	0.45	0.09

f Amount represents less than 0.01% of average net assets.

g Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.03%

September 30, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

28	Money Market Fund

Notes to financial statements 3/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through March 31, 2013.

Putnam Money Market Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity. The fund invests mainly in money market instruments that are high quality and have short-term maturities. The fund invests significantly in certificates of deposit, commercial paper (including asset-backed commercial paper), U.S. government debt and repurchase agreements, corporate obligations and bankers acceptances. The fund may also invest in U.S. dollar denominated foreign securities of these types. Putnam Management may consider, among other factors, credit and interest rate risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class T shares. Each class of shares is sold without a front-end sales charge. Class A, class M, class R and class T shares also are generally not subject to a contingent deferred sales charge. In addition to the standard offering of class A shares, they are also sold to certain college savings plans and other Putnam funds. Class B shares convert to class A shares after approximately eight years and are subject to a contingent deferred sales charge on certain redemptions. Class C shares have a one-year 1.00% contingent deferred sales charge on certain redemptions and do not convert to class A shares. Class R shares are not available to all investors. The expenses for class A, class B, class C, class M, class R and class T shares may differ based on each class’ distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation The valuation of the fund’s portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a–7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain

Money Market Fund	29

other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity. Gains or losses on securities sold are determined on the identified cost basis.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2012, the fund had a capital loss carryover of $1,265,679 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$744,258	N/A	$744,258	September 30, 2017

521,421	N/A	521,421	September 30, 2019

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a financial reporting and tax basis is the same.

30	Money Market Fund

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.440%	of the first $5 billion,	0.240%	of the next $50 billion,

0.390%	of the next $5 billion,	0.220%	of the next $50 billion,

0.340%	of the next $10 billion,	0.210%	of the next $100 billion and

0.290%	of the next $10 billion,	0.205%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses in order to enhance the annualized net yield for the fund. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. During the reporting period, the fund’s expenses were reduced by $2,413,113 as a result of this limit, and the net yield at the close of the reporting period was 0.01%. This includes the following amounts per class of class specific distribution fees from the fund:

Distribution fee waived

Class A	$—

Class B	41,840

Class C	55,477

Class M	20,845

Class R	53,706

Class T	29,021

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund.

Money Market Fund	31

Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,131,685	Class R	17,735

Class B	13,804	Class T	19,152

Class C	18,278	Total	$1,223,594

Class M	22,940

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $5,727 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,153, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class B, class C, class M, class R and class T shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.75%, 1.00%, 1.00%, 1.00% and 0.35% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.50%, 0.50%, 0.15%, 0.50% and 0.25% of the average net assets attributable to class B, class C, class M, class R and class T shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class B	$41,840	Class R	53,706

Class C	55,477	Class T	29,021

Class M	20,845	Total	$200,889

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,548 and $534, respectively, in contingent deferred sales charges from redemptions of class B and class C shares purchased by exchange from another Putnam fund.

A deferred sales charge of up to 1.00% for class A and class T shares and up to 0.15% for class M shares may be assessed on certain redemptions. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies in contingent deferred sales charges from redemptions of class A, class M or class T shares purchased by exchange from another Putnam fund.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $54,480,240,466 and $54,593,189,693, respectively.

32	Money Market Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	427,028,629	$427,028,629	799,706,693	$799,706,693

Shares issued in connection with
reinvestment of distributions	59,294	59,294	134,040	134,040

	427,087,923	427,087,923	799,840,733	799,840,733

Shares repurchased	(486,349,781)	(486,349,781)	(1,140,901,491)	(1,140,901,491)

Net decrease	(59,261,858)	$(59,261,858)	(341,060,758)	$(341,060,758)

	Six months ended 3/31/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	3,621,844	$3,621,844	9,389,159	$9,389,159

Shares issued in connection with
reinvestment of distributions	595	595	1,503	1,503

	3,622,439	3,622,439	9,390,662	9,390,662

Shares repurchased	(6,389,898)	(6,389,898)	(19,071,013)	(19,071,013)

Net decrease	(2,767,459)	$(2,767,459)	(9,680,351)	$(9,680,351)

	Six months ended 3/31/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	8,473,916	$8,473,916	27,361,209	$27,361,209

Shares issued in connection with
reinvestment of distributions	957	957	2,311	2,311

	8,474,873	8,474,873	27,363,520	27,363,520

Shares repurchased	(10,263,041)	(10,263,041)	(35,396,340)	(35,396,340)

Net decrease	(1,788,168)	$(1,788,168)	(8,032,820)	$(8,032,820)

	Six months ended 3/31/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	13,031,155	$13,031,155	28,575,526	$28,575,526

Shares issued in connection with
reinvestment of distributions	1,155	1,155	2,344	2,344

	13,032,310	13,032,310	28,577,870	28,577,870

Shares repurchased	(14,540,318)	(14,540,318)	(31,306,933)	(31,306,933)

Net decrease	(1,508,008)	$(1,508,008)	(2,729,063)	$(2,729,063)

	Six months ended 3/31/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	16,887,801	$16,887,801	18,075,172	$18,075,172

Shares issued in connection with
reinvestment of distributions	1,021	1,021	1,883	1,883

	16,888,822	16,888,822	18,077,055	18,077,055

Shares repurchased	(9,909,143)	(9,909,143)	(17,152,455)	(17,152,455)

Net increase	6,979,679	$6,979,679	924,600	$924,600

Money Market Fund	33

	Six months ended 3/31/13		Year ended 9/30/12

Class T	Shares	Amount	Shares	Amount

Shares sold	3,702,325	$3,702,325	12,220,621	$12,220,621

Shares issued in connection with
reinvestment of distributions	1,125	1,125	2,779	2,779

	3,703,450	3,703,450	12,223,400	12,223,400

Shares repurchased	(8,158,648)	(8,158,648)	(20,742,080)	(20,742,080)

Net decrease	(4,455,198)	$(4,455,198)	(8,518,680)	$(8,518,680)

Note 5: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$171	$58,000,000	$171	$953	$58,000,000

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: New accounting pronouncement

In January 2013, ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” replaced ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the fund’s financial statements.

34	Money Market Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Money Market Fund	35

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

36	Money Market Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA039
280809 5/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Money Market Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 24, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 24, 2013